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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  Form 8-K

                                CURRENT REPORT

   Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): November 19, 1996


                       CONSOLIDATED STORES CORPORATION
           (Exact name of registrant as specified in its charter)



         Delaware                      1-8897                06-1119097
-----------------------------  ------------------------ ------------------------
(State or other jurisdiction   (Commission File Number) (IRS Identification No.)
      of incorporation)


    1105 North Market Street, Suite 1300
               P. 0. Box 8985
               Wilmington, DE                                     19899
   (Address of principal executive offices)                    (Zip Code)


 Registrant's telephone number, including area code: (302) 478-4896

                              Not applicable
          (Former name or former address, if changed since last report.)




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Item 5.   Other Events

          On November 19, 1996, Consolidated Stores Corporation announced a 5 for 4 stock split of the Company's shares of common stock to be effected by a distribution of additional shares on December 24, 1996, to stockholders of record on December 10, 1996. The press release is attached hereto as Exhibit 99.



 Item 7.  Financial Statements and Exhibits.

    (c)   Exhibits.

          Exhibit 99     Press Release dated November 19, 1996



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CONSOLIDATED STORES CORPORATION


Dated: November 21, 1996                   By: /s/ Michael J. Potter
                                               -----------------------------
                                               Michael J. Potter
                                               Sr. Vice President and Chief
                                                 Financial Officer

                              INDEX TO EXHIBITS
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 Exhibit                                                            Page
   No.                           Description                         No.
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   99      The Company's Press Release dated November 19, 1996         3



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